Form 10-Q

Exhibit 10.2
SEVENTH AMENDMENT
(1740 TECHNOLOGY DRIVE)
THIS SEVENTH AMENDMENT (this "Seventh Amendment") is made and entered into as of April 4, 2018, by and between HUDSON 1740 TECHNOLOGY, LLC, a Delaware limited liability company ("Landlord"), and NUTANIX, INC., a Delaware corporation ("Tenant").
RECITALS

A.
Landlord (as successor in interest to CA-1740 Technology Drive Limited Partnership, a Delaware limited partnership) and Tenant are parties to that certain Office Lease dated August 5, 2013 (the "Original Lease"), as previously amended by that certain First Amendment dated October 9, 2013 ("First Amendment"), by that certain Second Amendment dated April 17, 2014 ("Second Amendment"), by that certain Third Amendment dated October 13, 2014 ("Third Amendment"), by that certain Fourth Amendment dated March 23, 2015 ("Fourth Amendment"), by that certain Fifth Amendment dated July 28, 2016 (the "Fifth Amendment"), by that certain Confirmation Letter dated April 11, 2017, and by that certain Sixth Amendment dated January 29, 2018 (the "Sixth Amendment") (as amended, the "Lease"). Pursuant to the Lease, Landlord has leased to Tenant space currently containing a total of approximately 156,800 rentable square feet (collectively, the "Premises") in the building commonly known as 1740 Technology Drive located at 1740 Technology Drive, San Jose, California 95110 (the "Building"). The Premises is comprised of (a) 148,325 rentable square feet located in Suite Nos. 150, 200, 270, 280, 290, 310, 320, 400, 500, 510, 530 and 600 (collectively, the "Existing Premises"), and (b) 8,475 rentable square feet located in Suite No. 210 ("Suite 210").

B.
Landlord and Tenant hereby acknowledge and agree that under the Lease, Tenant's lease of the Existing Premises expires on March 31, 2021, and Tenant's lease of Suite 210 expires on October 31, 2021. The parties wish to extend the term of the Lease on the following terms and conditions.

C.
The parties also wish to expand the Premises to include approximately 4,605 rentable square feet of additional space comprised of (i) approximately 1,365 rentable square feet described as Suite No. 205 on the second (2nd) floor of the Building and shown on Exhibit A attached hereto, and (ii) approximately 3,240 rentable square feet described as Suite No. 260 on the second (2nd) floor of the Building and shown on Exhibit A attached hereto (collectively, the "First Expansion Space"), on the following terms and conditions.

D.
The parties also wish to expand the Premises to include additional space containing approximately 6,927 rentable square feet described as Suite No. 110 on the first (1st) floor and certain second (2nd) floor storage space containing approximately 236 rentable square feet as shown on Exhibit B attached hereto (collectively, the "Second Expansion Space"), on the following terms and conditions.

E.	Pursuant to the Fifth Amendment, the Premises may be expanded to include the Suite 300 Must Take Space and the Suite 550 Must Take Space.
NOW, THEREFORE, in consideration of the above recitals which by this reference are incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.
Extension. The term of the Lease is hereby extended through May 31, 2024 (the "Seventh Amendment Expiration Date"). The portion of the term of the Lease beginning on April 1, 2021 and ending on the Seventh Amendment Expiration Date shall be referred to herein as the "Seventh Amendment Extended Term."

2.	The Existing Premises and Suite 210.

2.1	Base Rent. During the Seventh Amendment Extended Term, the schedule of Base Rent for the Existing Premises and Suite 210 shall be as follows:

Period of the Seventh Amendment Extended Term	Annual Rate Per Square Foot (rounded to the nearest 100th of a dollar)	Monthly Base Rent
4/1/2021 - 10/31/2021*	$43.01	$531,621.52
11/1/2021 -3/31/2022	$43.01	$561,997.33
4/1/2022 - 3/31/2023	$44.30	$578,857.25
4/1/2023 - 3/31/2024	$45.63	$596,222.97
4/1/2024 - 5/31/2024	$47.00	$614,109.66
*Please note that in the table above, the Base Rent for the period from 4/1/21 through 10/31/2021 is calculated for the Existing Premises only (148,325 rentable square feet), and not including the 8,475 rentable square feet contained in Suite 210, as the Base Rent for Suite 210 during such period will continue to be governed by Section 2 of the Sixth Amendment. For the period from and after 11/1/2021, the calculations in this Section 2.1 include the Base Rent for both the Existing Premises and Suite 210 (i.e., a total of 156,800 rentable square feet).

All such Base Rent shall be payable by Tenant in accordance with the terms of the Lease. Notwithstanding the foregoing, Base Rent for the Existing Premises only shall be abated, in the amount of $531,621.52, for the month of April 2021; provided, however, that if a Default exists when any such abatement would otherwise apply, such abatement shall be deferred until the date, if any, on which such Default is cured.

2.2	Expenses and Taxes.

A.
From and after April 1, 2021 and continuing during the Seventh Amendment Extended Term, Tenant shall pay Tenant's Share of Expenses and Taxes for the Existing Premises in accordance with the terms of the Lease; provided, however, that from and after April 1, 2021, the Base Year for the Existing Premises shall be 2021.

B.
From and after November 1, 2021 and continuing during the Seventh Amendment Extended Term, Tenant shall pay Tenant's Share of Expenses and Taxes for Suite 210 in accordance with the terms of the Lease; provided, however, that from and after November 1, 2021, the Base Year for Suite 210 shall be 2021.

2.3	Improvements to the Existing Premises.

A.
Configuration and Condition of the Existing Premises. Tenant acknowledges that it is currently, and as of the commencement of the Seventh Amendment Extended Term will be, in possession of the Existing Premises and agrees to accept them "as is" without any representation by Landlord regarding their configuration or condition and without any obligation on the part of Landlord to perform or pay for any alteration or improvement, except as may be otherwise expressly provided in this Seventh Amendment.

B.
Responsibility for Improvements to the Existing Premises. After April 1, 2021, Tenant shall be entitled to perform additional improvements to the Existing Premises, and to receive an allowance from Landlord for such improvements, in accordance with the Work Letter attached to the Fifth Amendment as Exhibit A; provided that (i) the Allowance referenced in Section 1.1 of the Work Letter for the Existing Premises shall be $13.89 per rentable square foot of the Existing Premises, (ii) the reference in the last sentence of Section 1.1 of the Work Letter to "December 31, 2019" shall be replaced with a reference to "June 30, 2022" (with regard to the Existing Premises only), and (iii) the Coordination Fee, referenced in Section 2.3 of the Work Letter shall be 1.5% of the cost of the Tenant Improvement Work.

C.	Other Modifications with respect to the Existing Premises.

(1)
The phrase "within twelve (12) months after the Suite 200 Expansion Effective Date" contained in Section 11.7(ii) of the Fifth Amendment is hereby deleted in its entirety and the phrase "on or before December 31, 2019" is substituted in lieu thereof.

(2)
The phrase "within twelve (12) months after the Suite 300 Expansion Effective Date" contained in Section 12.7(ii) of the Fifth Amendment is hereby deleted in its entirety and the phrase "on or before December 31, 2019" is substituted in lieu thereof.

(3)
The phrase "within twelve (12) months after the Suite 550 Expansion Effective Date" contained in Section 13.7(ii) of the Fifth Amendment is hereby deleted in its entirety and the phrase "on or before December 31, 2019" is substituted in lieu thereof.

(4)
The last sentence of Section 1.1 of Exhibit "B" to the Fourth Amendment is hereby deleted in its entirety and the following is inserted in lieu thereof: "Notwithstanding any contrary provision of this Amendment, if Tenant fails to use the entire Allowance on or before December 31, 2019, the unused amount shall revert to Landlord and Tenant shall have no further rights with respect thereto."

2.4	Improvements to Suite 210.

A.
Configuration and Condition of Suite 210. Tenant acknowledges that it is currently, and as of November 1, 2021 will be, in possession of Suite 210 and agrees to accept it "as is" without any representation by Landlord regarding its configuration or condition and without any obligation on the part of Landlord to perform or pay for any alteration or improvement, except as may be otherwise expressly provided in this Seventh Amendment.

B.
Responsibility for Improvements to Suite 210. After November 1, 2021, Tenant shall be entitled to perform additional improvements to Suite 210, and to receive an allowance from Landlord for such improvements, in accordance with the Work Letter attached to the Fifth Amendment as Exhibit A; provided that (i) the Allowance referenced in Section 1.1 of the Work Letter shall be $11.94 per rentable square foot of Suite 210, (ii) the reference to "March 31, 2019" contained in the last sentence of Section 1.1 of the Work Letter shall be revised to refer to "June 30, 2022" (with regard to Suite 210 only), (iii) and the Coordination Fee, referenced in Section 2.3 of the Work Letter shall be 1.5% of the cost of the Tenant Improvement Work.

2.5
Suite 300 Must Take Space and Suite 550 Must Take Space. The terms and conditions of the Fifth Amendment shall govern in the event that the Suite 300 Must Take Space and the Suite 550 Must Take Space become part of the Premises prior to the start of the Seventh Amendment Extended Term. From and after the commencement of the Seventh Amendment Extended Term (if the Suite 300 Must Take Space and the Suite 550 Must Take Space are part of the Premises), (a) Tenant shall pay Base Rent with respect to the Suite 300 Must Take Space and the Suite 550 Must Take Space at the same then applicable annual rate per square foot as described in the rent table depicted in Section 2.1 of this Seventh Amendment (as thereafter increased annually pursuant to such rent table), and (b) the Base Year with regard to the Suite 300 Must Take Space and the Suite 550 Must Take Space shall be 2021 (effective from and after April 1, 2021).

3.	The First Expansion - Suite Nos. 205 & 260.

3.1
Effect of the First Expansion. Effective as of the First Expansion Effective Date (defined in Section 3.2 below), the Premises shall be increased by the addition of the First Expansion Space (4,605 rentable square feet), and, from and after the First Expansion Effective Date, the First Expansion Space shall be deemed part of the "Premises" under the Lease, as amended hereby. The term of the Lease for the First Expansion Space (the "First Expansion Space Term") shall commence on the First Expansion Effective Date and, unless extended or sooner terminated in accordance with the Lease, end on May 31, 2024. From and after the First Expansion Effective Date, the First Expansion Space shall be subject to all the terms and conditions of the Lease except as provided herein. Except as may be expressly provided herein, (a) Tenant shall not be entitled to receive, with respect to the First Expansion Space, any allowance, free rent or other financial concession granted with respect to the Existing Premises or Suite 210, and (b) no representation or warranty made by Landlord with respect to the Existing Premises or Suite 210 shall apply to the First Expansion Space.

3.2
First Expansion Effective Date. As used herein, "First Expansion Effective Date" means July 1, 2018; provided, however, that if Landlord fails to deliver vacant possession of Suite No. 205 to Tenant on or before the date described in the preceding clause as a result of holdover by the current tenant, unlawful possession by another party, or for any other reason, the First Expansion Effective Date for Suite No. 205 shall be the date on which Landlord delivers vacant possession of Suite No. 205 to Tenant free from occupancy by any party. Any such delay in the First Expansion Effective Date for Suite No. 205 shall not subject Landlord to any liability for any loss or damage resulting therefrom. During the period beginning on the date of full execution and delivery of this Seventh Amendment and ending on the date immediately preceding the First Expansion Effective Date, Tenant shall have the right to use and access Suite 260 of the First Expansion Space, and, during any such period of use or access, all provisions of the Lease relating to Suite 260 of the First Expansion Space shall apply as if the First Expansion Effective Date had occurred and Tenant shall be entitled to conduct business in the Suite 260; provided, however, that during such period Tenant shall not be required to pay Base Rent or Tenant's Share of Expenses and Taxes for Suite 260.

3.3	Base Rent. With respect to the First Expansion Space during the First Expansion Space Term, the schedule of Base Rent shall be as follows:

Period during First Expansion Term	Annual Rate Per Square Foot (rounded to the nearest 100th of a dollar)	Monthly Base Rent
7/1/2018 - 3/31/2019	$39.36	$15,104.40
4/1/2019 - 3/31/2020	$40.54	$15,557.53
4/1/2020 - 3/31/2021	$41.76	$16,024.26
4/1/2021 - 3/31/2022	$43.01	$16,504.99
4/1/2022 - 3/31/2023	$44.30	$17,000.14
4/1/2023 - 3/31/2024	$45.63	$17,510.14
4/1/2024 - 5/31/2024	$47.00	$18,035.44
Notwithstanding the foregoing, Base Rent for the First Expansion Space shall be abated in the amount of $15,104.40 per month for the months of July and August 2018; provided, however, that if a Default exists when any such abatement would otherwise apply, such abatement shall be deferred until the date, if any, on which such Default is cured.

3.4	Tenant's Share. With respect to the First Expansion Space during the First Expansion Space Term, Tenant's Share shall be 2.2259%.

3.5
Expenses and Taxes. With respect to the First Expansion Space during the First Expansion Term, Space Tenant shall pay for Tenant's Share of Expenses and Taxes in accordance with the terms of the Lease; provided, however, that, with respect to the First Expansion Space during the First Expansion Space Term, the Base Year for Expenses and Taxes shall be 2018.

3.6	Condition of the First Expansion Space.

A.
Configuration and Condition of the First Expansion Space. Tenant acknowledges that it has inspected the First Expansion Space and agrees to accept it in its existing configuration and condition (or in such other configuration and condition as any existing tenant of Suite 205 may cause to exist in accordance with its lease), without any representation by Landlord regarding its configuration or condition and without any obligation on the part of Landlord to perform or pay for any alteration or improvement, except as may be otherwise expressly provided in this Seventh Amendment

B.
Responsibility for Improvements to the First Expansion Space. Tenant shall be entitled to perform additional improvements in the First Expansion Space, and to receive an allowance from Landlord for such improvements, in accordance with the Work Letter attached to the Fifth Amendment as Exhibit A; provided that (i) the Allowance referenced in Section 1.1 of the Work Letter shall be $71.00 per rentable square foot of the First Expansion Space, (ii) the reference to "March 31, 2019" contained in the last sentence of Section 1.1 of the Work Letter shall be revised to refer to "December 31, 2018", and (iii) and the Coordination Fee, referenced in Section 2.3 of the Work Letter shall be 1.5% of the cost of the Tenant Improvement Work.

C.
Suite 205 Contingency. The parties acknowledge and agree that Landlord has previously leased Suite 205 to a third party (such party, and any successor or assignee thereto, the "Suite 205 Existing Tenant") for a lease term extending through June 30, 2018 ("Suite 205 Existing Lease"). Nothing herein shall be deemed to require Landlord to negotiate for, enter into or otherwise cause an early termination of the Suite 205 Existing Lease with respect to Suite 205. Notwithstanding the foregoing, if the Suite 205 Existing Tenant fails to surrender possession of Suite 205 by the expiration of the Suite 205 Existing Lease, then Landlord shall use commercially reasonable efforts to recover possession of Suite 205 from the Suite 205 Existing Tenant as soon thereafter as reasonably possible (including, if necessary in Landlord's reasonable judgement, by commencing and pursuing an unlawful detainer).

D.
Suite 205 Existing Improvements. Landlord shall use commercially reasonable efforts, subject to the rights of the Suite 205 Existing Tenant under the Suite 250 Existing Lease, to schedule and perform, at least 90 days before the First Expansion Effective Date with respect to Suite 205, a walk-through of Suite 205 during which representatives of Landlord and Tenant may identify any leasehold improvements in Suite 205 that (i) Landlord may have the right, under the Suite 205 Existing Lease, to require the Suite 205 Existing Tenant to remove, and (ii) Tenant wishes not to be removed or to be removed. If Tenant provides to Landlord, at least 75 days before the First Expansion Effective Date with respect to Suite 205, a Non-Removal Notice (as defined in Section 11.10 of the Fifth Amendment) identifying any leasehold improvements in the Suite 205 that Tenant, acting on a reasonable basis, does not wish to be removed before the First Expansion Effective Date with respect to Suite 205, then Landlord shall use commercially reasonable efforts to enforce any rights it may have under the Suite 205 Existing Lease to require the Suite 205 Existing Tenant to not perform such removal obligations, or, if applicable, to waive any such rights to cause the Suite 205 Existing Tenant to perform such removal obligations. If any such improvement is not so removed, then, for all purposes under the Lease, such Non-Removal Item shall be deemed a Tenant-Insured Improvement as to which Landlord has timely notified Tenant, pursuant to Section 8 of the Original Lease, that its removal shall be required pursuant to such Section 8; provided, however, that if, when it delivers any Non-Removal Notice, Tenant specifically requests that

Landlord identify any Non-Removal Item in Suite 205 that Landlord will require to be removed pursuant to Section 8 of the Original Lease, Landlord shall do so within 10 business days after receiving such request.

3.7
Parking. During the First Expansion Space Term with respect to the First Expansion Space, Tenant shall be entitled to use an additional fourteen (14) unreserved parking spaces in the Parking Facility in accordance with the terms of the Lease.

4.	The Second Expansion - Suite 110 & 2nd Floor Storage Space.

4.1
Effect of the Second Expansion. Effective as of the Second Expansion Effective Date (defined in Section 4.2 below), the Premises shall be increased by the addition of the Second Expansion Space (7,163 rentable square feet), and, from and after the Second Expansion Effective Date, the Second Expansion Space shall be deemed part of the "Premises" under the Lease, as amended hereby. The term of the Lease for the Second Expansion Space (the "Second Expansion Space Term") shall commence on the Second Expansion Effective Date (as defined in Section 4.2 below) and, unless extended or sooner terminated in accordance with the Lease, end on May 31, 2024. From and after the Second Expansion Effective Date, the Second Expansion Space shall be subject to all the terms and conditions of the Lease except as provided herein. Except as may be expressly provided herein, (a) Tenant shall not be entitled to receive, with respect to the Second Expansion Space, any allowance, free rent or other financial concession granted with respect to the Existing Premises, Suite 210, or the First Expansion Space, and (b) no representation or warranty made by Landlord with respect to the Existing Premises, Suite 210, or the First Expansion Space shall apply to the Second Expansion Space.

4.2	Second Expansion Effective Date. As used herein, "Second Expansion Effective Date" means February 1, 2020.

4.3	Base Rent. With respect to the Second Expansion Space during the Second Expansion Space Term, the schedule of Base Rent shall be as follows:

Period during Second Expansion Term	Annual Rate Per Square Foot (rounded to the nearest 100th of a dollar)	Monthly Base Rent
2/1/2020 - 3/31/2020	$40.54	$24,199.00
4/1/2020 - 3/31/2021	$41.76	$24,924.97
4/1/2021 - 3/31/2022	$43.01	$25,672.72
4/1/2022 - 3/31/2023	$44.30	$26,442.90
4/1/2023 - 3/31/2024	$45.63	$27,236.19
4/1/2024 - 5/31/2024	$47.00	$28,053.27
All such Base Rent shall be payable by Tenant in accordance with the terms of the Lease.

4.4	Tenant's Share. With respect to the Second Expansion Space during the Second Expansion Space Term, Tenant's Share shall be 3.4624%.

4.5
Expenses and Taxes. With respect to the Second Expansion Space during the Second Expansion Term, Space Tenant shall pay for Tenant's Share of Expenses and Taxes in accordance with the terms of the Lease; provided, however, that, with respect to the Second Expansion Space during the Second Expansion Space Term, the Base Year for Expenses and Taxes shall be 2020.

4.6	Condition of the Second Expansion Space.

A.
Configuration and Condition of Second Expansion Space. Tenant acknowledges that it is currently, and as of the commencement of the Second Expansion Space Term will be, in possession of the Second Expansion Space (under the terms and conditions of a sublease) and agrees to accept them "as is" without any representation by Landlord regarding their configuration or condition and without any obligation on the part of Landlord to perform or pay for any alteration or improvement, except as may be otherwise expressly provided in this Seventh Amendment. Landlord agrees for the benefit of Tenant and the existing tenant of the Second Expansion Space (the "Suite 110 Existing Tenant") that Landlord will not require the Suite 110 Existing Tenant to remove or pay for the removal (or make payment in lieu of removal) of any existing alterations or improvements in the Second Expansion Space.

B.
Responsibility for Improvements to Suite 110. Tenant shall be entitled to perform additional improvements in Suite 110, and to receive an allowance from Landlord for such improvements, in accordance with the Work Letter attached to the Fifth Amendment as Exhibit A; provided that (i) the Allowance referenced in Section 1.1 of the Work Letter shall be $17.78 per rentable square foot of Suite 110, (ii) the reference to "March 31, 2019" contained in Section 1.1 of the Work Letter shall be revised to refer to "December 31, 2020", and (iii) and the Coordination Fee, referenced in Section 2.3 of the Work Letter shall be 1.5% of the cost of the Tenant Improvement Work.

4.7
Parking. During the Second Expansion Space Term with respect to the Second Expansion Space, Tenant shall be entitled to use an additional twenty-one (21) unreserved parking spaces in the Parking Facility in accordance with the terms of the Lease.

5.
Extension Option. Section 7 of the Sixth Amendment and Section 6 of the Fifth Amendment are hereby deleted in their entirety. Tenant shall retain the right to further extend the term of the Lease for the entire Premises for one (1) additional period of three (3) years under the terms and conditions of Section 7 of the Fourth Amendment, provided (a) all references in such Section 7 to the "Second Extended Expiration Date" shall mean and refer to the Seventh Amendment Expiration Date referenced in Section 1 above, and (b) the reference to "2018" in the last clause of Section 7.2.(B) of the Fourth Amendment shall be modified to "2024."

6.	Right of First Offer. The right of first offer with respect to Suite 110 contained in Section 7.1(A)(i) of the Fifth Amendment shall no longer apply.

7.	Suite 250 Must Take Space.

7.1
Effective Date of Suite 250 Must Take.  Effective as of the Suite 250 Expansion Effective Date (defined in Section 7.2 below), the Premises shall be increased by the addition of approximately 3,198 rentable square feet described as Suite 250 on the second (2nd) floor of the Building (as more particularly shown on Exhibit C hereto, the "Suite 250 Must Take Space").  The term of the Lease for the Suite 250 Must Take Space (the "Suite 250 Expansion Term") shall commence on the Suite 250 Expansion Effective Date and, unless extended or sooner terminated in accordance with the Lease, end on the Seventh Amendment Expiration Date.  From and after the Suite 250 Expansion Effective Date, the Suite 250 Must Take Space shall be subject to all the terms and conditions of the Lease except as provided herein.  Except as may be expressly provided herein, (1) no representation or warranty made by Landlord with respect to the Premises shall apply to the Suite 250 Must Take Space, (2) Tenant shall not be entitled to receive, with respect to the Suite 250 Must Take Space, any allowance, free rent or other financial concession granted with respect to the Premises, and (3) the Suite 250 Must Take Space shall be accepted by Tenant in its configuration and condition existing on the date hereof (or, subject to Section 7.10 below, in such other configuration and condition as any existing tenant thereof may cause to exist in accordance with its lease), without any obligation of Landlord to perform or pay for any alterations to the Suite 250 Must Take Space, and without any representation or warranty regarding the configuration or condition of the Suite 250 Must Take Space.

7.2
Suite 250 Expansion Effective Date.  As used in this Section 7, "Suite 250 Expansion Effective Date" means the date upon which Landlord delivers possession (if ever and pursuant to the Lease, as amended hereby) of the Suite 250 Must Take Space to Tenant free from occupancy by any party (including, without limitation, free of any such parties' personal property), which delivery date is anticipated to be no later than October 1, 2020 (for purposes of this Section 7, the "Suite 250 Target Delivery Date").  The adjustment of the Suite 250 Expansion Effective Date and, accordingly, the postponement of Tenant's obligation to pay rent for the Suite 250 Must Take Space shall be Tenant's sole remedy if the Suite 250 Must Take Space is not delivered to Tenant in accordance with the terms hereof as of the Suite 250 Target Delivery Date. Notwithstanding any contrary provision of the Lease, any delay or failure to deliver the Suite 250 Must Take Space shall not be a Landlord default nor subject Landlord to any liability for any loss or damage resulting therefrom or entitle Tenant to any credit, abatement or adjustment of rent or other sums payable under the Lease; provided, however, that Landlord shall not lease the Suite 250 Must Take Space to anyone other than Tenant and Landlord shall not extend the Suite 250 Existing Lease (defined below).

7.3
Confirmation Letter.  At any time after the Suite 250 Expansion Effective Date, Landlord may deliver to Tenant a notice substantially in the form of Exhibit F attached hereto, as a confirmation of the information set forth therein.  Tenant shall execute and return (or, by written notice to Landlord, reasonably object to) such notice within ten (10) business days after receiving it.

7.4
Base Rent.  With respect to the Suite 250 Must Take Space, commencing on the Suite 250 Expansion Effective Date and continuing during the Suite 250 Expansion Term, Tenant shall pay Base Rent at the same then applicable annual rate per square foot as described in the rent table depicted in Section 2.1 of this Seventh Amendment (as thereafter increased annually pursuant to such rent table).  Notwithstanding the foregoing, Base Rent for the Suite 250 Must Take Space shall be abated for the first (2) full months of the Suite 250 Expansion Term; provided, however, that if a Default exists when any such abatement would otherwise apply, such abatement shall be deferred until the date, if any, on which such Default is cured. All such Base Rent shall be payable monthly by Tenant in accordance with the terms of the Lease.

7.5	Tenant's Share. With respect to the Suite 250 Must Take Space during the Suite 250 Expansion Term, Tenant's Share shall be 1.5458%.

7.6
Expenses and Taxes.  With respect to the Suite 250 Must Take Space during the Suite 250 Expansion Term, Tenant shall pay for Tenant's Share of Expenses and Taxes in accordance with the terms of the Lease; provided, however, that, with respect to the Suite 250 Must Take Space during the Suite 250 Expansion Term, the Base Year for Expenses and Taxes shall be the calendar year in which the Suite 250 Expansion Effective Date falls.

7.7
Improvements to the Suite 250 Must Take Space.  Following the Suite 250 Expansion Effective Date, Tenant shall be entitled to perform improvements to the Suite 250 Must Take Space, in accordance with the Work Letter attached to the Fifth Amendment as Exhibit A, provided that (i) the Allowance for the Suite 250 Must Take Space shall be $79,950.00 (based upon $25.00 per rentable square foot of the Suite 250 Must Take Space) multiplied by a fraction, the numerator of which is the number of months remaining in the First Expansion Space Term (which First Expansion Space Term runs from 7/1/2018 - 5/31/2024) as of the Suite 250 Expansion Effective Date and the denominator of which is 71, (ii) if Tenant fails to use the entire Allowance (as calculated under this Section 7.7) within twelve (12) months after the Suite 250 Expansion Effective Date, the unused amount shall revert to Landlord and Tenant shall have no further rights with respect thereto, and (iii) the Coordination Fee, referenced in Section 2.3 of the Work Letter shall be 1.5% of the cost of the Tenant Improvement Work.

7.8
Parking.  During the Suite 250 Expansion Term with respect to the Suite 250 Must Take Space, Tenant shall be entitled to use an additional ten (10) unreserved parking spaces in the Parking Facility in accordance with the terms of the Lease.

7.9
Contingency.  The parties acknowledge and agree that Landlord has previously leased the Suite 250 Must Take Space to a third party (such party, and any successor or assignee thereto, the "Suite 250 Existing Tenant") for a lease term extending through September 30, 2020 ("Suite 250 Existing Lease").  Landlord shall attempt to engage the Suite 250 Existing Tenant in discussions in an effort to terminate the Suite 250 Existing Lease prior to its scheduled expiration date; however, Landlord shall not be obligated to expend any funds to effect such termination and Landlord does not guaranty it will be successful in terminating the Suite 250 Existing Lease prior to the scheduled expiration date. Tenant shall pay half of any reasonable costs incurred by Landlord to effect such early termination upon receipt of an invoice therefor. Notwithstanding the foregoing, if the Suite 250 Existing Tenant fails to surrender possession of the Suite 250 Must Take Space by the expiration of the Suite 250 Existing Lease, then Landlord shall use commercially reasonable efforts to recover possession of the Suite 250 Must Take Space from the Suite 250 Existing Tenant as soon thereafter as reasonably possible (including, if necessary in Landlord's reasonable judgement, by commencing and pursuing an unlawful detainer).

7.10
Suite 250 Must Take Space. Landlord shall use commercially reasonable efforts, subject to the rights of the Suite 250 Existing Tenant under the Suite 250 Existing Lease, to schedule and perform, at least 90 days before the Suite 250 Target Delivery Date, a walk-through of the Suite 250 Must Take Space during which representatives of Landlord and Tenant may identify any leasehold improvements in the Suite 250 Must Take Space that (a) Landlord may have the right, under the Suite 250 Existing Lease, to require the Suite 250 Existing Tenant to remove, and (b) Tenant wishes not to be removed or to be removed. If Tenant provides to Landlord, at least 75 days before the Suite 250 Target Delivery Date, a Non-Removal Notice identifying any leasehold improvements in the Suite 250 Must Take Space that Tenant, acting on a reasonable basis, does not wish to be removed before the Suite 250 Expansion Effective Date, then Landlord shall use commercially reasonable efforts to enforce any rights it may have under the Suite 250 Existing Lease to require the Suite 250 Existing Tenant to not perform such removal obligations, or, if applicable, to waive any such rights to cause the Suite 250 Existing Tenant to perform such removal obligations. If any such improvement is not so removed, then, for all purposes under the Lease, such Non-Removal Item shall be deemed a Tenant-Insured Improvement as to which Landlord has timely notified Tenant, pursuant to Section 8 of the Lease, that its removal shall be required pursuant to such Section 8; provided, however, that if, when it delivers any Non-Removal Notice, Tenant specifically requests that Landlord identify any Non-Removal Item in the Suite 250 Must Take Space that Landlord will require to be removed pursuant to such Section 8, Landlord shall do so within 10 business days after receiving such request.

8.	Suite 460 Must Take Space.

8.1
Effective Date of Suite 460 Must Take.  Effective as of the Suite 460 Expansion Effective Date (defined in Section 8.2 below), the Premises shall be increased by the addition of approximately 6,413 rentable square feet described as Suite 460 on the fourth (4th) floor of the Building (as more particularly shown on Exhibit D hereto, the "Suite 460 Must Take Space").  The term of the Lease for the Suite 460 Must Take Space (the "Suite 460 Expansion Term") shall commence on the Suite 460 Expansion Effective Date and, unless sooner terminated in accordance with the Lease, end on the Seventh Amendment Expiration Date.  From and after the Suite 460 Expansion Effective Date, the Suite 460 Must Take Space shall be subject to all the terms and conditions of the Lease except as provided herein.  Except as may be expressly provided herein, (1) no representation or warranty made by Landlord with respect to the Premises shall apply to the Suite 460 Must Take Space, (2) Tenant shall not be entitled to receive, with respect to the Suite 460 Must Take Space, any allowance, free rent or other financial concession granted with respect to the Premises, and (3) the Suite 460 Must Take Space shall be accepted by Tenant in its configuration and condition existing on the date hereof (or, subject to Section 8.10 below, in such other configuration and condition as any existing tenant thereof may cause to exist in accordance with its lease), without any obligation of Landlord to perform or pay for any alterations to the Suite 460 Must Take Space, and without any representation or warranty regarding the configuration or condition of the Suite 460 Must Take Space.

8.2
Suite 460 Expansion Effective Date.  As used in this Section 8, "Suite 460 Expansion Effective Date" means the date upon which Landlord delivers possession (if ever and pursuant to the Lease, as amended hereby) of the Suite 460 Must Take Space to Tenant free from occupancy by any party (including, without limitation, free of any such parties' personal property), which delivery date is anticipated to be no later than May 1, 2022, unless the existing tenant thereof exercises its option to renew for an additional five (5) year period (for purposes of this Section 8, the "Suite 460 Target Delivery Date").  The adjustment of the Suite 460 Expansion Effective Date and, accordingly, the postponement of Tenant's obligation to pay rent for the Suite 460 Must Take Space shall be Tenant's sole remedy if the Suite 460 Must Take Space is not delivered to Tenant in accordance with the terms hereof as of the Suite 460 Target Delivery Date. Notwithstanding any contrary provision of the Lease, any delay or failure to deliver the Suite 460 Must Take Space shall not be a Landlord default nor subject Landlord to any liability for any loss or damage resulting therefrom or entitle Tenant to any credit, abatement or adjustment of rent or other sums payable under the Lease; provided, however, that Landlord shall not lease the Suite 460 Must Take Space to anyone other than Tenant and Landlord shall not extend the Suite 460 Existing Lease (defined below) except where the Suite 460 Existing Tenant exercises its renewal option strictly pursuant to the terms of the Suite 460 Existing Lease.

8.3
Confirmation Letter.  At any time after the Suite 460 Expansion Effective Date, Landlord may deliver to Tenant a notice substantially in the form of Exhibit F attached hereto, as a confirmation of the information set forth therein.  Tenant shall execute and return (or, by written notice to Landlord, reasonably object to) such notice within 10 business days after receiving it.

8.4
Base Rent.  With respect to the Suite 460 Must Take Space, commencing on the Suite 460 Expansion Effective Date and continuing during the Suite 460 Expansion Term, Tenant shall pay Base Rent at the same then applicable annual rate per square foot as described in the rent table depicted in Section 2.1 of this Seventh Amendment (as thereafter increased annually pursuant to such rent table).  Notwithstanding the foregoing, Base Rent for the Suite 460 Must Take Space shall be abated for the first (2) full months of the Suite 460 Expansion Term; provided, however, that if a Default exists when any such abatement would otherwise apply, such abatement shall be deferred until the date, if any, on which such Default is cured. All such Base Rent shall be payable monthly by Tenant in accordance with the terms of the Lease.

8.5	Tenant's Share. With respect to the Suite 460 Must Take Space during the Suite 460 Expansion Term, Tenant's Share shall be 3.1000%.

8.6
Expenses and Taxes.  With respect to the Suite 460 Must Take Space during the Suite 460 Expansion Term, Tenant shall pay for Tenant's Share of Expenses and Taxes in accordance with the terms of the Lease; provided, however, that, with respect to the Suite 460 Must Take Space during the Suite 460 Expansion Term, the Base Year for Expenses and Taxes shall be the calendar year in which the Suite 460 Expansion Effective Date falls.

8.7
Improvements to the Suite 460 Must Take Space.  Following the Suite 460 Expansion Effective Date, Tenant shall be entitled to perform improvements to the Suite 460 Must Take Space, in accordance with the Work letter attached to the Fifth Amendment as Exhibit A, provided that (i) the Allowance for the Suite 460 Must Take Space shall be $160,325.00 (based upon $25.00 per rentable square foot of the Suite 460 Must Take Space) multiplied by a fraction, the numerator of which is the number of months remaining in the First Expansion Space Term (which First Expansion Space Term runs from 7/1/2018 - 5/31/2024) as of the Suite 460 Expansion Effective Date and the denominator of which is 71, (ii) if Tenant fails to use the entire Allowance (as calculated under this Section 8.7) within twelve (12) months after the Suite 460 Expansion Effective Date, the unused amount shall revert to Landlord and Tenant shall have no further rights with respect thereto, and (iii) the Coordination Fee, referenced in Section 2.3 of the Work Letter shall be 1.5% of the cost of the Tenant Improvement Work.

8.8
Parking.  During the Suite 460 Expansion Term with respect to the Suite 460 Must Take Space, Tenant shall be entitled to use an additional nineteen (19) unreserved parking spaces in the Parking Facility in accordance with the terms of the Lease.

8.9
Contingency.  The parties acknowledge and agree that Landlord has previously leased the Suite 460 Must Take Space to a third party (such party, and any successor or assignee thereto, the "Suite 460 Existing Tenant") for a lease term extending through April 30, 2022 (with a five (5) year option to renew) ("Suite 460 Existing Lease").  Landlord shall attempt to engage the Suite 460 Existing Tenant in discussions in an effort to terminate the Suite 460 Existing Lease prior to its scheduled expiration date; however, Landlord shall not be obligated to expend any funds to effect such termination and Landlord does not guaranty it will be successful in terminating the Suite 460 Existing Lease prior to the scheduled expiration date. Tenant shall pay half of any reasonable costs incurred by Landlord to effect such early termination upon receipt of an invoice therefor. Notwithstanding the foregoing, if the Suite 460 Existing Tenant fails to surrender possession of the Suite 460 Must Take Space by the expiration of the Suite 460 Existing Lease, then Landlord shall use commercially reasonable efforts to recover possession of the Suite 460 Must Take Space from the Suite 460 Existing Tenant as soon thereafter as reasonably possible (including, if necessary in Landlord's reasonable judgement, by commencing and pursuing an unlawful detainer).

8.10
Suite 460 Must Take Space. Landlord shall use commercially reasonable efforts, subject to the rights of the Suite 460 Existing Tenant under the Suite 460 Existing Lease, to schedule and perform, at least 90 days before the Suite 460 Target Delivery Date, a walk-through of the Suite 460 Must Take Space during which representatives of Landlord and Tenant may identify any leasehold improvements in the Suite 460 Must Take Space that (a) Landlord may have the right, under the Suite 460 Existing Lease, to require the Suite 460 Existing Tenant to remove, and (b) Tenant wishes not to be removed or to be removed. If Tenant provides to Landlord, at least 75 days before the Suite 460 Target Delivery Date, a Non-Removal Notice identifying any leasehold improvements in the Suite 460 Must Take Space that Tenant, acting on a reasonable basis, does not wish to be removed before the Suite 460 Expansion Effective Date, then Landlord shall use commercially reasonable efforts to enforce any rights it may have under the Suite 460 Existing Lease to require the Suite 460 Existing Tenant to not perform such removal obligations, or, if applicable, to waive any such rights to cause the Suite 460 Existing Tenant to perform such removal obligations. If any such improvement is not so removed, then, for all purposes under the Lease, such Non-Removal Item shall be deemed a Tenant-Insured Improvement as to which Landlord has timely notified Tenant, pursuant to Section 8 of the Lease, that its removal shall be required pursuant to such Section 8; provided, however, that if, when it delivers any Non-Removal Notice, Tenant specifically requests that Landlord identify any Non-Removal Item in the Suite 460 Must Take Space that Landlord will require to be removed pursuant to such Section 8, Landlord shall do so within 10 business days after receiving such request.

9.	Suite 100 Must Take Space.

9.1
Effective Date of Suite 100 Must Take.  Effective as of the Suite 100 Expansion Effective Date (defined in Section 9.2 below), the Premises shall be increased by the addition of approximately 2,770 rentable square feet described as Suite 100 on the first (1st) floor of the Building (as more particularly shown on Exhibit D hereto, the "Suite 100 Must Take Space").  The term of the Lease for the Suite 100 Must Take Space (the "Suite 100 Expansion Term") shall commence on the Suite 100 Expansion Effective Date and, unless sooner terminated in accordance with the Lease, end on the Seventh Amendment Expiration Date.  From and after the Suite 100 Expansion Effective Date, the Suite 100 Must Take Space shall be subject to all the terms and conditions of the Lease except as provided herein.  Except as may be expressly provided herein, (1) no representation or warranty made by Landlord with respect to the Premises shall apply to the Suite 100 Must Take Space, (2) Tenant shall not be entitled to receive, with respect to the Suite 100 Must Take Space, any allowance, free rent or other financial concession granted with respect to the Premises, and (3) the Suite 100 Must Take Space shall be accepted by Tenant in its configuration and condition existing on the date of delivery thereof, without any obligation of Landlord to perform or pay for any alterations to the Suite 100 Must Take Space, and without any representation or warranty regarding the configuration or condition of the Suite 100 Must Take Space.

9.2
Suite 100 Expansion Effective Date.  As used in this Section 9, "Suite 100 Expansion Effective Date" means the date upon which Landlord delivers possession (if ever and pursuant to the Lease, as amended hereby) of the Suite 100 Must Take Space to Tenant free from occupancy by any party (including, without limitation, free of any such parties' personal property), which delivery date will be (if ever) the later to occur of (i) the date Tenant leases from Landlord all of the remaining rentable space in the Building such that Tenant is effectively the only tenant in the Building, and (ii) the date Landlord has provided another fitness center option (other than the fitness center currently located in the Suite 100 Must Take Space) for the benefit of the other buildings owned by Landlord (or affiliates of Landlord) located in the vicinity of the Building.

9.3
Confirmation Letter.  At any time after the Suite 100 Expansion Effective Date, Landlord may deliver to Tenant a notice substantially in the form of Exhibit F attached hereto, as a confirmation of the information set forth therein.  Tenant shall execute and return (or, by written notice to Landlord, reasonably object to) such notice within 10 business days after receiving it.

9.4
Base Rent.  With respect to the Suite 100 Must Take Space during the Suite 100 Expansion Term, Tenant shall pay Base Rent at the same then applicable annual rate per square foot as described in the rent table depicted in Section 2.1 of this Seventh Amendment (as thereafter increased annually pursuant to such rent table).  All such Base Rent shall be payable monthly by Tenant in accordance with the terms of the Lease.

9.5	Tenant's Share. With respect to the Suite 100 Must Take Space during the Suite 100 Expansion Term, Tenant's Share shall be 1.3389%.

9.6
Expenses and Taxes.  With respect to the Suite 100 Must Take Space during the Suite 100 Expansion Term, Tenant shall pay for Tenant's Share of Expenses and Taxes in accordance with the terms of the Lease; provided, however, that, with respect to the Suite 100 Must Take Space during the Suite 100 Expansion Term, the Base Year for Expenses and Taxes shall be the calendar year in which the Suite 100 Expansion Effective Date falls.

9.7
Parking.  During the Suite 100 Expansion Term with respect to the Suite 100 Must Take Space, Tenant shall be entitled to use an additional nineteen (19) unreserved parking spaces in the Parking Facility in accordance with the terms of the Lease.

10.
California Civil Code Section 1938. Pursuant to California Civil Code § 1938, Landlord hereby states that the Existing Premises, Suite 210, the First Expansion Space, the Second Expansion Space, and the Suite 250, 460 and 100 Must Take Spaces referenced in Sections 7, 8, and 9 above, have not undergone inspection by a Certified Access Specialist (CASp) (defined in California Civil Code § 55.52). Accordingly, pursuant to California Civil Code § 1938(e), Landlord hereby further states as follows: "A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises". In accordance with the foregoing, Landlord and Tenant agree that if Tenant requests a CASp inspection of the Premises, then Tenant shall pay (i) the fee for such inspection, and (ii) the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the Premises; provided, that, if Tenant is required to obtain such CASp inspection by applicable Law or to avoid any penalty imposed under applicable Law, then the cost of and obligation for making any repairs necessary to correct violations of construction-related accessibility standards within the Premises shall be governed by the provisions of the Lease.

11.
Package HVAC Units. In the event Tenant desires to utilize any existing dedicated heating, ventilation and air conditioning units ("Package Units") within the Premises, or installs, as an Alteration, new Package Units within the Premises, the plans and specifications for any Package Units shall be subject to Landlord's reasonable approval. If Tenant elects to utilize or install Package Units within the Premises, Tenant shall also install, at Tenant's sole cost and expense, separate meters or at Landlord's option, sub-meters, in order to measure the amount of electricity furnished to such Package Units and Tenant shall be responsible for Landlord's actual cost of supplying electricity to such units as reflected by such meters or sub-meters, which amounts shall be payable on a monthly basis as Additional Rent. Tenant shall be responsible for maintenance and repair of the Package Units pursuant to Section 25.5 of the Lease and such units may be subject to removal by Tenant upon the expiration or earlier termination of the Lease pursuant to Section 25.5 of the Lease.

12.
The Single Tenant Amendment. Tenant hereby acknowledges and agrees, that at such time that Tenant has added to the Premises all of the remaining must-take space as provided in the Fifth Amendment and this Seventh Amendment, such that Tenant is effectively the only tenant in the Building, Landlord may prepare and deliver to Tenant an amendment (the "Single Tenant Amendment") (a) shifting the obligation to provide and pay for janitorial services, utility service, and security service to the Premises from Landlord to Tenant, and (b) decreasing the amount included for Expenses in the Base Year(s) then-applicable to various portions of the Premises to exclude the amount that Landlord reasonably determines it incurred to provide janitorial services, utility service, and security service in the applicable Base Year(s). Tenant shall execute and return the Single Tenant Amendment to Landlord within fifteen (15) days after receiving it, but Landlord shall be relieved of the obligation to provide and pay for janitorial service, utility service and security service to the Premises and the Expenses included in the Base Year(s) shall be adjusted whether or not the Single Tenant Amendment is executed.

13.	Signage.

13.1
Building-Top Signage. Subject to this Section 13.1, Tenant may, at Tenant's sole cost and expense, cause its existing building-top signage currently located on the East elevation of the Building ("Tenant's Existing Signage") to be removed from the exterior of the Building and shall cause the exterior of the Building to be restored to the condition existing prior to the placement of Tenant's Existing Signage. Tenant may re-install, at its sole cost and expense, such building-top sign on the North West elevation of the Building ("Tenant's Building-Top Signage"). The graphics, materials, size, color, design, lettering, lighting (if any), specifications and exact location of Tenant's Building-Top Signage (collectively, the "Signage Specifications") shall be subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld, conditioned, or delayed. In addition, the Tenant's Building-Top Signage and all Signage Specifications therefor shall be subject to Tenant's receipt of all required governmental permits and approvals, shall be subject to all applicable governmental laws and ordinances, and all covenants, conditions and restrictions affecting the Building. Tenant hereby acknowledges that, notwithstanding Landlord's approval of the Tenant's Building-Top Signage and/or the Signage Specifications therefor, Landlord has made no representations or warranty to Tenant with respect to the probability of obtaining such approvals and permits. In the event Tenant does not receive the necessary permits and approvals for Tenant's Building-Top Signage, Tenant's and Landlord's rights and obligations under the remaining provisions of the Lease, as amended hereby, shall not be affected. The cost of installation of Tenant's Building-Top Signage, as well as all costs of design and construction of Tenant's Building-Top Signage and all other costs associated with Tenant's Building-Top Signage, including, without limitation, permits, maintenance and repair, shall be the sole responsibility of Tenant. Notwithstanding anything to the contrary contained herein, in the event that at any time during the Seventh Amendment Extended Term (or any Extension Term, if applicable), Tenant fails to lease at least 100,000 rentable square feet in the Building, Tenant's right to Tenant's Building-Top Signage shall thereupon terminate and Tenant shall remove Tenant's Building-Top Signage as provided in this Section 13.1 below. The rights to Tenant's Building-Top Signage shall be personal to the originally named Tenant and may not be transferred to any assignee or used by any subtenant of Tenant; provided that the rights to Tenant's Building-Top Signage may be transferred to an assignee of the Original Tenant's interest in the Lease that acquires its interest solely by means of one or more Permitted Transfers originating with the Original Tenant, so long as the name of such assignee is not an "Objectionable Name," as that term is defined below. In addition, should the name of the Original Tenant change, Tenant shall be entitled to modify, at Tenant's sole cost and expense, Tenant's Building-Top Signage to reflect Tenant's new name, but only if Tenant's new name is not an "Objectionable Name." The term "Objectionable Name" shall mean any name that (a) relates to an entity that is of a character or reputation, or is associated with a political orientation or faction that is materially inconsistent with the quality of the Project, or which would otherwise reasonably offend a landlord of a building comparable to the Project, or (ii) conflicts with any covenants in other leases of space in the Project. Should the Signage require maintenance or repairs as determined in Landlord's reasonable judgment, Landlord shall have the right to provide written notice thereof to Tenant and Tenant shall cause such repairs and/or maintenance to be performed within thirty (30) days after receipt of such notice from Landlord (or such longer period as may be reasonably required so long as Tenant is diligently pursuing such repairs) at Tenant's sole cost and expense. Should Tenant fail to perform such maintenance and repairs within the period described in the immediately preceding sentence, Landlord shall have the right to cause such work to be performed and to charge Tenant, as Additional Rent, for the cost of such work. Upon the expiration or earlier termination of the Lease (or the termination of Tenant's Signage right as described above), Tenant shall, at Tenant's sole cost and expense, cause Tenant's Building-Top Signage to be removed from the exterior of the Building and shall cause the exterior of the Building to be restored to the condition existing prior to the placement of Tenant's Building-Top Signage. If Tenant fails to remove Tenant's Building-Top Signage and to restore the exterior of the Building as provided in the immediately preceding sentence within thirty (30) days following the expiration or earlier termination of this Lease (or the termination of Tenant's right to Tenant's Building-Top Signage as provided above), then Landlord may perform such work, and all costs and expenses incurred by Landlord in so performing such work shall be reimbursed by Tenant to Landlord within ten (10) days after Tenant's receipt of invoice therefor. The immediately preceding sentence shall survive the expiration or earlier termination of the Lease. Except as provided in this Section 13.1 above and in Section 13.2 below, Tenant may not install any signs on the exterior or roof of the Building or the common areas of the Building, and any signs, notices, logos, pictures, names or advertisements which are installed in such areas and that have not been individually approved by Landlord may be removed without notice by Landlord at the sole expense of Tenant.

13.2
Exclusive Monument Signage. From and after the date of this Seventh Amendment, Tenant shall have the right, at Tenant's sole cost and expense, to exclusive use of the "monument" sign located at the Building ("Tenant's Monument Signage"). Tenant's Monument Signage shall be subject to Landlord's approval (which approval shall not be unreasonably withheld, conditioned or delayed) as to size, design, location, graphics, materials, colors and similar specifications and shall be consistent with the exterior design, materials and appearance of the Building and the Building's signage program and shall be further subject to all applicable local governmental laws, rules, regulations, codes and Tenant's receipt of all permits and other governmental approvals and any applicable covenants, conditions and restrictions. Tenant's Signage shall be personal to the Original Tenant and may not be assigned to any assignee or sublessee, or any other person or entity; provided that the rights to Tenant's Monument Signage may be transferred to an assignee of the Original Tenant's interest in the Lease that acquires its interest solely by means of one or more Permitted Transfers originating with the Original Tenant so long as the name of such assignee is not an "Objectionable Name," as that term is defined in Section 13.1 above. In addition, should the name of the Original Tenant change, Tenant shall be entitled to modify, at Tenant's sole cost and expense, Tenant's Monument Signage to reflect Tenant's new name, but only if Tenant's new name is not an "Objectionable Name". Landlord has the right, but not the obligation, to oversee the installation of Tenant's Monument Signage. The cost to maintain and operate, if any, Tenant's Monument Signage shall be paid for by Tenant. Upon the expiration or earlier termination of the Lease, Tenant shall be responsible for any and all costs associated with the removal of Tenant's Monument Signage, including, but not limited to, the cost to repair and restore the monument to its original condition, normal wear and tear excepted.

14.
Surrender. Except as required under Section 23 of the Original Lease (regarding removal of Lines) and except as required under Section 25.5 of the Original Lease and Section 11 above (regarding Units and Package Units) and except for Tenant's obligation to remove all of Tenant's full floor signage (i.e., any signage in the elevator lobby, hallways, or other areas of any full floor leased by Tenant) and Tenant's Building-Top Signage and Tenant's Monument Signage under Section 13 above, upon the expiration or earlier termination of the Lease, as amended hereby, Tenant shall surrender possession of the Premises to Landlord in as good condition and repair as exists as of the date of this Seventh Amendment, except for reasonable wear and tear, casualty, condemnation and repairs that are Landlord's express responsibility hereunder. Notwithstanding the foregoing, (a) in the event any Alterations are installed by Tenant in the Premises after the date of this Seventh Amendment which are not approved by Landlord, Tenant shall remove such non-approved Alterations upon the expiration or earlier termination of the Lease and repair any damage associated with such removal, and (b) in the event any tenant improvements or Alterations are installed by Tenant in the Premises after the date of this Seventh Amendment (including, without limitation, any Tenant Improvement Work to be installed in the Premises by Tenant in accordance with the Work Letter attached to the Fifth Amendment as Exhibit A), which are approved by Landlord, Tenant shall not be required to remove such Tenant Improvement Work or Alterations upon the expiration or earlier termination of the Lease. For clarity, nothing contained in this Section 14 shall be construed to limit Tenant's obligation to remove the Lines, Units, Package Units, Full Floor Signage or Tenant's Building-Top Signage or Tenant's Monument Signage upon the expiration or earlier termination of the Lease.

15.	Miscellaneous.

15.1
This Seventh Amendment and the attached exhibits, which are hereby incorporated into and made a part of this Seventh Amendment, set forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Tenant shall not be entitled, in connection with entering into this Seventh Amendment, to any free rent, allowance, alteration, improvement or similar economic incentive to which Tenant may have been entitled in connection with entering into the Lease, except as may be otherwise expressly provided in this Seventh Amendment.

15.2	Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

15.3	In the case of any inconsistency between the provisions of the Lease and this Seventh Amendment, the provisions of this Seventh Amendment shall govern and control.

15.4
Submission of this Seventh Amendment by Landlord is not an offer to enter into this Seventh Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Seventh Amendment until Landlord has executed and delivered it to Tenant.

15.5	Capitalized terms used but not defined in this Seventh Amendment shall have the meanings given in the Lease.

15.6
Tenant shall indemnify and hold Landlord, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents harmless from all claims of any brokers in connection with this Seventh Amendment other than Savills Studley, claiming to have represented Tenant in connection with this Seventh Amendment. Tenant acknowledges that any assistance rendered by any agent or employee of any affiliate of Landlord in connection with this Seventh Amendment has been made as an accommodation to Tenant solely in furtherance of consummating the transaction on behalf of Landlord, and not as agent for Tenant.

15.7	Landlord acknowledges that no Security Agreement (as defined in Article 17 of the Original Lease) exists on the date hereof.

15.8
This Seventh Amendment may be executed in any number of duplicate originals, all of which shall be of equal legal force and effect. Additionally, this Seventh Amendment may be executed in counterparts, but shall become effective only after each party has executed a counterpart hereof; all said counterparts when taken together, shall constitute the entire single agreement between the parties. This Seventh Amendment may be executed by a party’s signature transmitted by portable document format ("pdf") or email or by a party's electronic signature (collectively, "pdf Signatures"), and copies of this Seventh Amendment executed and delivered by electronic means or originals of this Seventh Amendment executed by pdf Signature shall have the same force and effect as copies hereof executed and delivered with original wet signatures. All parties hereto may rely upon emailed or pdf Signatures as if such signatures were original wet signatures. Any party executing and delivering this Seventh Amendment by pdf or email shall promptly thereafter deliver a counterpart signature page of this Seventh Amendment containing said party’s original signature. All parties hereto agree that a pdf or emailed signature page or a pdf Signature may be introduced into evidence in any proceeding arising out of or related to this Seventh Amendment as if it were an original wet signature page.

15.9
Tenant and Landlord's affiliate, Hudson Concourse, LLC, a Delaware limited liability company ("Hudson Concourse") have concurrently entered into that certain Lease, of even date herewith, whereby Hudson Concourse leases to Tenant Suite 500 and Suite 600 (collectively, the "Concourse Premises") of the building located at 1745 Technology Drive, San Jose, California (the "Concourse"), contingent upon Hudson Concourse successfully terminating the existing leases for the Concourse Premises (collectively, the "Existing Leases") prior to their scheduled expiration dates. In the event Hudson Concourse has not entered into an agreement, within forty-five (45) days after the date of full execution and delivery of this Seventh Amendment, to terminate the Existing Leases effective on or prior to June 1, 2018, Landlord shall so notify Tenant and Tenant may, within five (5) days after such notice, terminate this Seventh Amendment, unless Landlord and Tenant mutually agree in writing to extend the forty-five  (45) day period referenced above. In the event Hudson Concourse enters into an agreement, within forty-five (45) days after the date of full execution and delivery of this Seventh Amendment, to terminate the Existing Leases effective as of a date on or prior to June 1, 2018, but fails to deliver the Concourse Premises by June 1, 2018, Tenant may, within five (5) days after such date (but prior to the date Landlord actually delivers the Concourse Premises to Tenant), terminate this Seventh Amendment.

[Signatures are on the following page]

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Seventh Amendment as of the day and year first above written.

LANDLORD:

HUDSON 1740 TECHNOLOGY, LLC,
a Delaware limited liability company

By:Hudson Pacific Properties, L.P.,
a Maryland limited partnership,
its sole member

By:Hudson Pacific Properties, Inc.,
a Maryland corporation,
its general partner

By: /s/ Mark T. Lammas
Name: Mark T. Lammas
Title: Chief Operating Officer, Chief Financial Officer & Treasurer

TENANT:
NUTANIX, INC., a Delaware corporation, By: /s/ Duston Williams Name: Duston Williams Title: Chief Financial Officer

EXHIBIT A
THE FIRST EXPANSION SPACE (SUITE 205 & SUITE 260)

[GRAPHIC]

EXHIBIT B
THE SECOND EXPANSION SPACE (SUITE 110)

[GRAPHIC]

EXHIBIT C
THE SUITE 250 MUST TAKE SPACE

[GRAPHIC]

EXHIBIT D
THE SUITE 460 MUST TAKE SPACE

[GRAPHIC]

EXHIBIT E
SUITE 100 MUST TAKE SPACE

[GRAPHIC]

EXHIBIT F
CONFIRMATION LETTER
_____________________, 20__

To:	_______________________
_______________________
_______________________
_______________________
Re:    Seventh Amendment (the "Seventh Amendment") dated ______________, 2018, between HUDSON 1740 TECHNOLOGY, LLC, a Delaware limited liability company ("Landlord"), and NUTANIX, INC., a Delaware corporation ("Tenant"), concerning Suite _____ on the _______ floor (the "Premises") of the building located at ___________________, _____________________ California.
Dear _________________:
In accordance with the Lease, Tenant accepts possession of the Premises and confirms the following:

1.	The Commencement Date is _____________ and the Expiration Date is _______________.

2.	The exact number of rentable square feet within the Premises is _________ square feet, subject to Section 2.1.1 of the Lease.

3.	Tenant's Share, based upon the exact number of rentable square feet within the Premises, is ____________%, subject to Section 2.1.1 of the Lease.
Please acknowledge the foregoing by signing all three (3) counterparts of this letter in the space provided below and returning two (2) fully executed counterparts to my attention.

"Landlord":

By:
Name:
Title:

Agreed and Accepted as of ,20 .

"Tenant":

By:
Name:
Title: